ASSET PURCHASE (Details)	Jun. 05, 2020 USD ($)
ASSET PURCHASE
Property And Equipment	$ 47,725
Intangible Assets	29,175,230
Total Assets	29,222,955
Net Purchase (fair Value Of Stock Issued, Warrants And Notes Payable)	$ 29,222,955